UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 19, 2006 (May 18, 2006)

TETON ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31679	84-1482290
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

410 17th Street, Suite 1850

Denver, CO 80202

(Address of principal executive offices, including zip code)

(303) 565-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On May 19, 2006, Thomas F. Conroy, resigned as Teton Energy Corporation’s (the “Company”) interim Chief Financial Officer. The resignation will be effective as of June 1, 2006.

(c) On May 18, 2006, the Company appointed Bill I. Pennington, as its chief financial officer. The appointment is effective June 1, 2006. From 1994 to 2004, Mr. Pennington served in several roles for Inland Resources, Inc., including as its President, Chief Financial Officer, and as a Director. Between 1987 to 1994, Mr. Pennington was President, Chief Financial Officer and Director of Lomax Exploration Company, a private oil and gas company that was merged with Inland in 1994. Prior to 1987, Mr. Pennington served in a number of accounting capacities with Coopers and Lybrand and Arthur Young, including the audit function and assisted his clients with debt financings, corporate restructurings and IPOs.

Under the terms of his employment package with the Company, Mr. Pennington is to be compensated at an initial base salary of $190,000. In addition, Mr. Pennington will be entitled to a bonus of up to 60% of his salary based on 2006 performance and a bonus of up to 100% of his salary based on performance thereafter. Mr. Pennington was also awarded a grant of 20,000 restricted shares, which vest over a three-year period, which vesting period begins on June 1, 2006. In addition, the Board of Directors has authorized the award of 100,000 performance share units under the Company’s 2005 Long Term Incentive Program in respect of target or base performance objectives for 2006, 2007, and 2008, and up to 200,000 performance share units in respect of stretch objectives during the same timeframe. Mr. Pennington’s grant will be governed by the terms of the award previously disclosed by the Company in a report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2006. Mr. Pennington is entitled to 12 months severance in the event he is terminated without cause.

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On May 19, 2006, Thomas F. Conroy, resigned as Teton Energy Corporation’s (the “Company”) interim Chief Financial Officer. The resignation will be effective as of June 1, 2006. During his service as the Company’s interim Chief Financial Officer, Mr. Conroy did not receive any additional consideration for his services as interim CFO in order that his temporary services not conflict with applicable AMEX regulations governing independent directors. Mr. Conroy temporarily resigned from the Company’s audit and compensation committees while he has been serving as interim CFO. During Mr. Conroy’s absence from the audit committee, Mr. James Woodcock served as an interim member of that committee in order to meet the minimum three person test as required by applicable AMEX listing standards. In addition, Mr. William K. White, independent director, has acted as interim chairman of the Company’s Governance and Nominating Committee during Mr. Conroy’s service as interim CFO. Effective June 1, 2006, Mr. Conroy will re-assume all previously resigned positions and committee assignments. Effective June 1, 2006, Mr. Woodcock will also resign from the audit committee.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Press Release dated May 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

Dated: May 19, 2006	TETON ENERGY CORPORATION

	By:	/s/ Karl F. Arleth
Karl F. Arleth, Chief Executive Officer and
President

INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	Press Release of Teton Energy Corporation dated May 19, 2006.